UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  May 7, 2013

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2013 Annual Meeting of Shareholders of ITT Educational Services, Inc. (the “Company”) held on May 7, 2013, the Company’s shareholders approved the ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan (the “Amended 2006 Plan”). The Amended 2006 Plan was approved by the Company's Board of Directors on January 21, 2013, subject to shareholder approval, and became effective with such shareholder approval on May 7, 2013.

The Amended 2006 Plan contains amendments to various provisions of the 2006 ITT Educational Services, Inc. Equity Compensation Plan, which was approved by the Company's shareholders on May 9, 2006, as more fully described in the Proxy Statement for the Company's 2013 Annual Meeting of Shareholders.

A copy of the Amended 2006 Plan is attached hereto as Exhibit 10.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. A copy of the form of Nonqualified Stock Option Agreement to be used in connection with the grant of nonqualified stock options under the Amended 2006 Plan is attached hereto as Exhibit 10.2. A copy of the form of Restricted Stock Unit Award Agreement to be used in connection with the grant of restricted stock units under the Amended 2006 Plan is attached hereto as Exhibit 10.3.  A copy of the form of Restricted Stock Award Agreement to be used in connection with the grant of restricted stock under the Amended 2006 Plan is attached hereto as Exhibit 10.4.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company's 2013 Annual Meeting of Shareholders was held on May 7, 2013 to:

•	elect three directors;
•
ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) by the Audit Committee of the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013;

•	approve the Amended 2006 Plan; and
•
hold an advisory vote on the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in the Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders.

Proposal 1:  At the Company’s 2013 Annual Meeting of Shareholders, the shareholders elected the following persons to serve as directors in the first class of the Company’s Board of Directors, each to hold office for the term of three years and until his successor is elected and has qualified:

First Class - Term expiring at 2016 Annual Meeting

1.	John F. Cozzi
2.	Kevin M. Modany
3.	Thomas I. Morgan

The final results of the vote taken at the Company’s 2013 Annual Meeting of Shareholders for the director nominees were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Cozzi	15,456,029	3,410,692	2,678	2,112,336
Kevin M. Modany	18,528,163	336,178	5,058	2,112,336
Thomas I. Morgan	18,540,851	312,180	16,368	2,112,336

The directors who continued in office after the Company’s 2013 Annual Meeting of Shareholders are as follows:

First Class - Term expiring at 2016 Annual Meeting

1.	John F. Cozzi
2.	Kevin M. Modany
3.	Thomas I. Morgan

Second Class - Term expiring at 2014 Annual Meeting

1.	John E. Dean
2.	James D. Fowler, Jr.
3.	Vin Weber

Third Class - Term expiring at 2015 Annual Meeting

1.	Joanna T. Lau
2.	Samuel L. Odle
3.	John A. Yena

Proposal 2:  At the Company’s 2013 Annual Meeting of Shareholders, the shareholders ratified the appointment of PWC to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013.  The final results of the vote taken at that meeting ratifying the appointment of PWC were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,512,865	442,726	26,144	0

Proposal 3:  At the Company's 2013 Annual Meeting of Shareholders, the shareholders approved the Amended 2006 Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,819,004	7,035,403	14,992	2,112,336

Proposal 4:  At the Company’s 2013 Annual Meeting of Shareholders, the shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,233,932	8,598,986	36,481	2,112,336

Item 9.01.                   Financial Statements and Exhibits.

(d)           Exhibits:

The following exhibits are being filed herewith:

Exhibit No.                                Description

10.1	ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan

10.2	Form of Nonqualified Stock Option Agreement under the ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan

10.3	Form of Restricted Stock Unit Award Agreement under the ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan

10.4	Form of Restricted Stock Award Agreement under the ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013

ITT Educational Services, Inc.

By:  /s/ Clark D. Elwood
       Name: Clark D. Elwood
       Title: Executive Vice President, Chief
   Administrative and Legal Officer

INDEX TO EXHIBITS

Exhibit No.                                Description

10.1	ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan

10.2	Form of Nonqualified Stock Option Agreement under the ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan

10.3	Form of Restricted Stock Unit Award Agreement under the ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan

10.4	Form of Restricted Stock Award Agreement under the ITT Educational Services, Inc. Amended and Restated 2006 Equity Compensation Plan